Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net [Abstract]
Property and equipment, net
5.	Property and equipment, net

Property and equipment, net consisted of the following:

	As of December 31, 2023	As of December 31, 2022

Buildings	$26,249	$24,150
Office equipment	3,181	3,230
Machinery and tools	1,736	1,879
Vehicles	35,338	37,841
Leasehold improvements	5,632	4,964
Constructions in progress	3,255	2,215
Subtotal	75,391	74,279
Less: accumulated depreciation and amortization	(34,322)	(34,014)
Property and equipment, net	$41,069	$40,265

As of December 31, 2023 and 2022, property and equipment with net book value amounted to approximately $17.6 million and $18.1 million, respectively, were pledged for obtaining various loans (See Note 10 Notes payables and Note 11 Short-term bank loans).

Depreciation and amortization expenses for the years ended December 31, 2023, 2022 and 2021, amounted to approximately $6.4 million, $7.0 million and $5.9 million, respectively. For the years ended December 31, 2023, 2022 and 2021, depreciation and amortization included in the cost of revenue were approximately $5.8 million, $6.1 million and $4.9 million, respectively. For the years ended December 31, 2023, 2022 and 2021, depreciation and amortization included in selling, general and administrative expenses were approximately $0.7 million, $0.9 million and $1.0 million, respectively.